UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2007

Affiliated Computer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2828 North Haskell Avenue, Dallas, Texas		75204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 841-6111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2007, the Board of Directors (the "Board") of Affiliated Computer Services, Inc. (the "Company") elected Robert B. Holland, III to the Board. The addition of Mr. Holland to the Board increases the size of the Board to eight members, including five independent directors.
The Board has determined that Mr. Holland is an independent director under the New York Stock Exchange listing standards and the Company's published independence guidelines. In connection with his service as a director, Mr. Holland will receive the Company’s standard non-employee director compensation.

The Board has appointed Mr. Holland to the Board’s Audit Committee and Compensation Committee. In connection with the appointment of Mr. Holland, the Board’s three main committees have been re-constituted as follows:

Audit Committee:
Frank A. Rossi (Chairman)
Robert B. Holland, III
Dennis McCuistion

Compensation Committee:
J. Livingston Kosberg (Chairman)
Robert B. Holland, III
Joseph P. O’Neill

Nominating and Corporate Governance Committee:
Dennis McCuistion (Chairman)
Joseph P. O’Neill

Item 7.01 Regulation FD Disclosure.

On January 24, 2007, the Company issued a press release announcing Mr. Holland’s election to the Board. A copy of such press release is published on the Company’s web site at http://www.acs-inc.com and is attached hereto as Exhibit 99.1.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information disclosed pursuant to this Item 7.01 is deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 7.01 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

(c) Exhibits

99.1 Affiliated Computer Services, Inc. Press Release dated January 24, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affiliated Computer Services, Inc.

January 24, 2007	By:	William L. Deckelman, Jr.

Name: William L. Deckelman, Jr.
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Affiliated Computer Services, Inc. Press Release dated January 24, 2007